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                         SUPPLEMENT TO CIGNA FUNDS GROUP
                         CHARTER FUNDS /SM/ INSTITUTIONAL
                       CLASS PROSPECTUS dated May 1, 2000




The first paragraph on page 44 of the prospectus is deleted and replaced with the following:

         Each fund reserves the right to limit purchases of shares, may refuse to sell shares (including purchases by exchange) of a fund to any person, may waive or lower investment minimums or otherwise modify the conditions of purchase, and may act on instructions believed to be genuine, if in the judgment of fund management it is in the best interest of the fund.